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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  DATE OF REPORT    (DATE OF EARLIEST EVENT REPORTED)
                 FEBRUARY 6, 2001            (FEBRUARY 6, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                         1-13726                73-1395733
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(State or other jurisdiction        (Commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)


      6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA     73118
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            (Address of principal executive offices)       (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On February 6, 2001, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing its 2000 earnings release and conference call.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on February 6, 2001.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 CHESAPEAKE ENERGY CORPORATION



                                                 BY: /s/ AUBREY K. MCCLENDON
                                                    ----------------------------
                                                         AUBREY K. MCCLENDON
                                                      Chairman of the Board and
                                                        Chief Executive Officer


Dated:  February 6, 2001



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                                  EXHIBIT INDEX



EXHIBIT       DESCRIPTION
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
99            Press Release issued by the Registrant on February 6, 2001.